Exhibit 4

NISSIN CO., LTD. (8571)
Monthly Data for April 2004

The figures herein are based on Japanese-GAAP, are unaudited and may be subject to revision.

Number of accounts and loans receivable

Month-end number of accounts

	4/30/2004	5/31/2004	6/30/2004	7/31/2004	8/31/2004	9/30/2004	10/31/2004	11/30/2004	12/31/2004	1/31/2005	2/28/2005	3/31/2005
Consumer loans	87,905
Wide loans	34,895
Small business owner loans + Business Timely loans	41,179
Small business owner loans	24,749
Business Timely loans	16,430
Secured loans	301
Notes receivable	163

Total number of accounts	164,443

Month-end loans receivable

											(amounts in
											thousands of yen)
	4/30/2004	5/31/2004	6/30/2004	7/31/2004	8/31/2004	9/30/2004	10/31/2004	11/30/2004	12/31/2004	1/31/2005	2/28/2005	3/31/2005
Consumer loans	35,240,688
Wide loans	56,645,751
Small business owner loans + Business Timely loans	74,414,008
Small business owner loans	55,508,169
Business Timely loans	18,905,838
Secured loans	9,794,962
Notes receivable	3,632,584

Total loans receivable	179,727,994

*	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable.

Trend in the number of applications, number of approvals and approval ratio by product

	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Total
Consumer loans
Applications	1,995												1,995
Approvals	350												350
Approval ratio	17.54%												17.54%
VIP loans
Applications	198												198
Approvals	176												176
Approval ratio	88.89%												88.89%
Wide loans
Applications	577												577
Approvals	473												473
Approval ratio	81.98%												81.98%
Small business owner loans
Applications	427												427
Approvals	396												396
Approval ratio	92.97%												92.74%
Business Timely loans
Applications	3,819												3,819
Approvals	1,373												1,373
Approval ratio	35.95%												35.95%
Secured loans
Applications	22												22
Approvals	17												17
Approval ratio	77.27%												77.27%
Notes receivable
Applications	53												53
Approvals	44												44
Approval ratio	83.02%												83.02%

*1 The figures for Consumer loans do not include applications and approvals through tie-up companies.

*2 The number of approvals of Business Timely loans includes the number of approved cardholders, which includes credit lines with zero balances.

Delinquent loans by default days for the years ended April 30, 2002, 2003 and 2004

April 30, 2002

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	1,626,690	3.52	563,347	1.22	400,441	0.87	860	0.00	964,650	2.08	46,273,060
Wide loans	2,620,818	4.69	474,344	0.85	298,412	0.53	652,026	1.17	1,424,783	2.55	55,858,561
Small business owner loans	2,549,371	6.69	404,359	1.06	235,498	0.62	685,059	1.80	1,324,918	3.48	38,083,827
Business Timely loans	420,821	2.56	157,675	0.96	126,205	0.77	0	0.00	283,881	1.73	16,424,799
Secured loans	268,007	19.47	22,239	1.62	6,512	0.47	144,127	10.47	172,879	12.56	1,376,402
Notes receivable	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	12,203

Total	7,485,708	4.74	1,621,966	1.03	1,067,071	0.68	1,482,074	0.94	4,171,112	2.64	158,028,855

April 30, 2003

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	2,185,902	5.38	696,690	1.72	409,343	1.01	5,883	0.01	1,111,917	2.74	40,596,020
Wide loans	4,832,278	7.55	649,421	1.01	426,610	0.67	879,007	1.37	1,955,039	3.05	64,029,194
Small business owner loans	5,060,892	9.31	505,119	0.93	454,986	0.84	999,227	1.84	1,959,334	3.60	54,377,417
Business Timely loans	619,305	3.58	204,907	1.18	149,658	0.86	4,181	0.02	358,746	2.07	17,301,936
Secured loans	405,724	26.05	8,340	0.54	19,965	1.28	202,686	13.01	230,993	14.83	1,557,641
Notes receivable	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	14,218

Total	13,104,102	7.37	2,064,480	1.16	1,460,565	0.82	2,090,985	1.18	5,616,031	3.16	177,876,428

April 30, 2004

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	1,634,326	4.64	527,170	1.50	346,157	0.98	259	0.00	873,587	2.48	35,240,688
Wide loans	4,979,602	8.79	510,681	0.90	324,798	0.57	1,448,543	2.56	2,284,023	4.03	56,645,751
Small business owner loans	5,591,351	10.07	539,185	0.97	350,310	0.63	1,808,284	3.26	2,697,781	4.86	55,508,169
Business Timely loans	740,340	3.92	251,781	1.33	184,894	0.98	0	0.00	436,676	2.31	18,905,838
Secured loans	171,161	1.75	15,948	0.16	19,892	0.20	79,526	0.81	115,368	1.18	9,794,962
Notes receivable	14,302	0.39	0	0.00	0	0.00	0	0.00	0	0.00	3,632,584

Total	13,131,083	7.31	1,844,767	1.03	1,226,054	0.68	3,336,613	1.86	6,407,436	3.57	179,727,994

*	The figures in “Total” loans do not include “1 day or more overdue” loans.

*	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable.

Delinquent loans by default days for the month ended February 29, March 31, and April 30, 2004

February 29, 2004

								(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	2,603,333	7.04	526,624	1.42	341,011	0.92	757,183	2.05	1,624,819	4.39	36,980,374
Wide loans	5,653,435	9.61	489,255	0.83	441,789	0.75	1,731,628	2.94	2,662,674	4.53	58,812,012
Small business owner loans	6,726,682	11.77	488,156	0.85	559,022	0.98	2,080,481	3.64	3,127,659	5.47	57,147,046
Business Timely loans	1,223,946	6.48	208,429	1.10	163,944	0.87	441,157	2.33	813,532	4.31	18,896,316
Secured loans	228,269	4.25	12,128	0.23	3,744	0.07	144,897	2.70	160,770	2.99	5,369,652
Notes receivable	15,000	3.55	0	0.00	0	0.00	0	0.00	0	0.00	423,117

Total	16,450,666	9.26	1,724,594	0.97	1,509,511	0.85	5,155,349	2.90	8,389,455	4.72	177,628,519

March 31, 2004

								(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	1,371,149	3.85	531,204	1.49	2,691	0.01	3,376	0.01	537,272	1.51	35,604,207
Wide loans	4,851,032	8.44	442,783	0.77	342,513	0.60	1,363,050	2.37	2,148,347	3.74	57,459,955
Small business owner loans	5,342,184	9.34	411,072	0.72	356,502	0.62	1,720,536	3.01	2,488,111	4.35	57,167,928
Business Timely loans	607,540	3.26	269,180	1.44	1,578	0.01	761	0.00	271,520	1.46	18,658,608
Secured loans	193,447	1.93	24,562	0.25	9,376	0.09	100,909	1.01	134,848	1.35	10,003,596
Notes receivable	14,302	3.61	0	0.00	0	0.00	0	0.00	0	0.00	396,444

Total	12,379,657	6.90	1,678,803	0.94	712,662	0.40	3,188,634	1.78	5,580,100	3.11	179,290,741

April 30, 2004

								(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	1,634,326	4.64	527,170	1.50	346,157	0.98	259	0.00	873,587	2.48	35,240,688
Wide loans	4,979,602	8.79	510,681	0.90	324,798	0.57	1,448,543	2.56	2,284,023	4.03	56,645,751
Small business owner loans	5,591,351	10.07	539,185	0.97	350,310	0.63	1,808,284	3.26	2,697,781	4.86	55,508,169
Business Timely loans	740,340	3.92	251,781	1.33	184,894	0.98	0	0.00	436,676	2.31	18,905,838
Secured loans	171,161	1.75	15,948	0.16	19,892	0.20	79,526	0.81	115,368	1.18	9,794,962
Notes receivable	14,302	0.39	0	0.00	0	0.00	0	0.00	0	0.00	3,632,584

Total	13,131,083	7.31	1,844,767	1.03	1,226,054	0.68	3,336,613	1.86	6,407,436	3.57	179,727,994

*	The figures in “Total” loans do not include “1 day or more overdue” loans.

*	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable.

Newly contracted accounts and loan amounts by application channels

February 29, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	4	1,300	0	0	9	28,000	12	11,300	0	0
Shinsei Business Finance Co., Ltd.	0	0	0	0	11	72,000	6	8,500	1	8,000
Telemarketing (Shinsei Business Finance Co., Ltd.)*	13	3,900	0	0	9	33,100	102	77,590	0	0
usen Corp.	95	25,680	0	0	10	26,200	111	84,145	0	0
Other	896	310,300	555	1,376,109	341	1,006,850	257	222,811	14	787,300
Total	1,008	341,180	555	1,376,109	380	1,166,150	488	404,346	15	795,300

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	25	40,600
Shinsei Business Finance Co., Ltd.	3	3,038	21	91,538
Telemarketing (Shinsei Business Finance Co., Ltd.)*	0	0	124	114,590
usen Corp.	0	0	216	136,025
Other	21	37,358	2,084	3,740,729
Total	24	40,396	2,470	4,123,482

March 31, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	10	4,050	0	0	18	60,300	21	19,150	0	0
Shinsei Business Finance Co., Ltd.	0	0	0	0	21	118,500	11	10,250	0	0
Telemarketing (Shinsei Business Finance Co., Ltd.)*	12	4,100	1	2,500	11	40,000	79	64,970	0	0
usen Corp.	108	25,859	1	3,000	21	75,300	160	120,340	0	0
Other	1,000	348,121	600	1,449,886	427	4,159,270	365	369,570	32	7,810,000
Total	1,130	382,130	602	1,455,386	498	4,453,370	636	584,280	32	7,810,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	49	83,500
Shinsei Business Finance Co., Ltd.	0	0	32	128,750
Telemarketing (Shinsei Business Finance Co., Ltd.)*	0	0	103	111,570
usen Corp.	0	0	290	224,499
Other	9	14,559	2,431	14,148,718
Total	9	14,559	2,905	14,697,038

April 30, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	10	2,900	0	0	13	42,500	9	7,250	0	0
Shinsei Business Finance Co., Ltd.	0	0	0	0	15	90,000	7	9,200	0	0
Telemarketing (Shinsei Business Finance Co., Ltd.)*	4	1,200	0	0	7	35,000	58	46,910	0	0
usen Corp.	98	26,250	0	0	17	52,000	127	92,690	0	0
Other	683	238,018	473	1,148,000	344	2,293,620	350	346,612	17	639,200
Total	795	268,368	473	1,148,000	396	2,513,120	551	502,662	17	639,200

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	32	52,650
Shinsei Business Finance Co., Ltd.	0	0	22	99,200
Telemarketing (Shinsei Business Finance Co., Ltd.)*	0	0	69	83,110
usen Corp.	0	0	242	170,940
Other	24	3,322,642	1,891	7,988,093
Total	24	3,322,642	2,256	8,393,993

*	Figures represent results of Nissin’s service as a telemarketing agent for Shinsei Business Finance.

Month-end number of accounts and loans receivable by application channels

February 29, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loans	Number of	Loans	Number of	Loans	Number of	Loans	Number of	Loans
Application channel	accounts	receivable	accounts	receivable	accounts	receivable	accounts	receivable	accounts	receivable
Sanyo Club Co., Ltd.	255	89,653	4	7,672	427	1,108,157	280	284,395	1	1,940
Shinsei Business Finance Co., Ltd.	25	7,648	0	0	115	492,294	56	79,508	1	8,000
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	194	58,853	0	0	140	512,798	801	742,311	2	9,794
usen Corp.	198	58,547	1	2,522	35	85,314	269	265,112	0	0
Other	92,457	36,765,671	35,658	58,801,817	24,282	54,948,480	14,943	17,524,988	276	5,349,917
Total	93,129	36,980,374	35,663	58,812,012	24,999	57,147,046	16,349	18,896,316	280	5,369,652

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loans	Number of	Loans
Application channel	accounts	receivable	accounts	receivable
Sanyo Club Co., Ltd.	0	0	967	1,491,819
Shinsei Business Finance Co., Ltd.	5	4,928	202	592,380
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	1	1,656	1,138	1,325,413
usen Corp.	0	0	503	411,497
Other	189	416,532	167,805	173,807,408
Total	195	423,117	170,615	177,628,519

March 31, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loans	Number of	Loans	Number of	Loans	Number of	Loans	Number of	Loans
Application channel	accounts	receivable	accounts	receivable	accounts	receivable	accounts	receivable	accounts	receivable
Sanyo Club Co., Ltd.	253	90,714	4	7,545	434	1,115,141	290	290,397	1	1,919
Shinsei Business Finance Co., Ltd.	4	1,397	0	0	129	570,081	63	84,775	1	7,898
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	190	59,729	1	2,500	148	535,532	851	797,371	2	9,697
usen Corp.	317	91,599	2	5,421	58	164,038	424	434,575	0	0
Other	88,045	35,360,767	35,119	57,444,488	23,970	54,783,135	14,535	17,051,487	291	9,984,080
Total	88,809	35,604,207	35,126	57,459,955	24,739	57,167,928	16,163	18,658,608	295	10,003,596

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loans	Number of	Loans
Application channel	accounts	receivable	accounts	receivable
Sanyo Club Co., Ltd.	0	0	982	1,505,718
Shinsei Business Finance Co., Ltd.	2	1,266	199	665,419
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	0	0	1,192	1,404,831
usen Corp.	0	0	801	695,634
Other	174	395,178	162,134	175,019,136
Total	176	396,444	165,308	179,290,741

April 30, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loans	Number of	Loans	Number of	Loans	Number of	Loans	Number of	Loans
Application channel	accounts	receivable	accounts	receivable	accounts	receivable	accounts	receivable	accounts	receivable
Sanyo Club Co., Ltd.	254	90,352	4	7,409	440	1,124,901	294	295,998	1	1,901
Shinsei Business Finance Co., Ltd.	4	1,352	0	0	132	589,927	65	92,252	1	7,810
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	190	59,565	1	2,460	150	547,994	866	802,927	2	9,604
usen Corp.	405	117,466	2	5,335	75	214,131	543	588,644	0	0
Other	87,052	34,971,952	34,888	56,630,546	23,952	53,031,213	14,662	17,126,015	297	9,775,644
Total	87,905	35,240,688	34,895	56,645,751	24,749	55,508,169	16,430	18,905,838	301	9,794,962

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loans	Number of	Loans
Application channel	accounts	receivable	accounts	receivable
Sanyo Club Co., Ltd.	0	0	993	1,520,564
Shinsei Business Finance Co., Ltd.	1	585	203	691,929
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	0	0	1,209	1,422,552
usen Corp.	0	0	1,025	925,578
Other	162	3,631,998	161,013	175,167,370
Total	163	3,632,584	164,443	179,727,994

*1	Figures represent results of Nissin’s service as a telemarketing agent for Shinsei Business Finance.

*2	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable.

Month-end breakdown of borrowings and borrowing rates

Breakdown of borrowings by lender

			(amounts in millions of yen)
	April 30, 2004		March 31, 2004		April 30, 2003
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Indirect	98,216	69.44%	92,701	64.66%	101,633	68.34%
Bank	70,460	49.82%	64,771	45.18%	69,979	47.06%
Life insurance companies	85	0.06%	100	0.07%	173	0.12%
Non-life insurance companies	2,343	1.66%	2,407	1.68%	2,240	1.51%
Other financial institutions	25,328	17.91%	25,423	17.73%	29,241	19.66%
Direct	43,219	30.56%	50,666	35.34%	47,080	31.66%

Total	141,435	100.00%	143,367	100.00%	148,715	100.00%

Borrowings by maturity

			(amounts in millions of yen)
	April 30, 2004		March 31, 2004		April 30, 2003
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Short-term loan	12,900	9.12%	5,300	3.70%	6,900	4.64%
Long-term loan	128,535	90.88%	138,067	96.30%	141,815	95.36%
Long-term loan within 1 year	60,012	42.43%	61,923	43.19%	61,631	41.44%
Long-term loan over 1 year	68,522	48.45%	76,143	53.11%	80,183	53.92%

Total	141,435	100.00%	143,367	100.00%	148,715	100.00%

Borrowing rates

			(%)
	April 30, 2004	March 31, 2004	April 30, 2003
Indirect	2.29	2.33	2.42
Bank	2.22	2.28	2.38
Life insurance companies	2.39	2.39	2.13
Non-life insurance companies	2.60	2.60	2.80
Other financial institutions	2.44	2.44	2.48
Direct	1.66	2.04	2.15

Total	2.09	2.23	2.34